American Century California Tax-Free and Municipal Funds

PROSPECTUS SUPPLEMENT

CALIFORNIA TAX-FREE MONEY MARKET FUND
CALIFORNIA MUNICIPAL MONEY MARKET FUND
CALIFORNIA LIMITED-TERM TAX-FREE FUND
CALIFORNIA INTERMEDIATE-TERM TAX-FREE FUND
CALIFORNIA LONG-TERM TAX-FREE FUND * CALIFORNIA INSURED TAX-FREE FUND
CALIFORNIA HIGH-YIELD MUNICIPAL FUND

Supplement dated April 5, 2002 * Prospectus dated January 1, 2002 (Investor
Class and C Class)

SPECIAL MEETING OF SHAREHOLDERS

The Board of Trustees has requested that the following matters be submitted to shareholders of the funds for approval at a Special Meeting of Shareholders to be held August 2, 2002.

The record date for the meeting is April 5, 2002. If you own shares of the funds as of the close of business on that date, you will be entitled to vote at the
Special Meeting. Proxy materials containing more information about these proposals are expected to be sent to shareholders on or about April 24, 2002.

All funds

Shareholders of all funds will be asked to consider and act upon a proposal to elect the funds' eight-member Board of Trustees for indefinite terms, subject to termination or resignation. The nominees are Albert Eisenstat, Ronald J. Gilson,
Kathryn A. Hall, William M. Lyons, Myron S. Scholes, Kenneth E. Scott, James E.
Stowers III and Jeanne D. Wohlers.

If approved by shareholders, this proposal would become effective August 2, 2002.

California Insured Tax-Free

Shareholders of California Insured Tax-Free will be asked to consider and act upon a proposal to transfer substantially all of the fund's assets and liabilities to the American Century California Long-Term Tax-Free Fund in
exchange for shares of California Long-Term Tax-Free. California Long-Term
Tax-Free has investment objectives and strategies that are similar to the investment objectives and strategies of California Insured Tax-Free. The total expense ratio of California Long-Term Tax-Free is expected to be the same as that of California Insured Tax-Free.

If the proposal is approved by California Insured Tax-Free shareholders, they will receive shares of California Long-Term Tax-Free on a tax-free basis in exchange for their shares of California Insured Tax-Free. The value of a shareholder's account will not change as a result of the transaction.

If approved by shareholders,  this proposal would become effective  September 3,
2002.

California Municipal Money Market

Shareholders of California Municipal Money Market will be asked to consider and act upon a proposal to transfer  substantially all of the fund's assets and liabilities to the American Century California Tax-Free Money Market Fund in
exchange for shares of California Tax-Free Money Market. California Tax-Free
Money Market has investment objectives and strategies that are similar to the investment objectives and strategies of California Municipal Money Market. The total expense ratio of California Tax-Free Money Market is expected to be the same as that of California Municipal Money Market.

If the proposal is approved by California Municipal Money Market shareholders, they will receive shares of California Tax-Free Money Market on a tax-free basis in exchange for their shares of California Municipal Money Market. The value of a shareholder's account will not change as a result of the transaction.

If approved by shareholders,  this proposal would become effective  September 3,
2002.

SH-SPL-29429   0204